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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         October 25, 2001
                                                    ----------------------------


                      NOVASTAR MORTGAGE FUNDING CORPORATION

             (Exact name of registrant as specified in its charter)


          Delaware                  333-50290-02              48-1195807
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)


1901 West 47/th/ Place, Suite 105, Westwood, KS                      66205
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:        (913) 514-3200
                                                    ----------------------------

                                      None
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          (Former name or former address, if changed since last report)

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Item 5.        Other Events and Regulation FD Disclosure

               NovaStar Mortgage Funding Corporation registered issuances of up to $2,000,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-50290) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2001-2, issued on September 25, 2001 $788,000,100 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2001-2, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class AIO and Class P (the "Certificates").

               The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Agreement") (a copy of which is attached as Exhibit 4.1 to the Form 8-K filed October 5, 2001 as Registration Number 333-44099), among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the "Servicer") and as seller (the "Seller"), First Union National Bank, as certificate administrator (the "Certificate Administrator") and Citibank, N.A., as trustee (the "Trustee"). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

               As of October 25, 2001, the Agreement was amended pursuant to the First Amendment to Pooling and Servicing Agreement, attached hereto as Exhibit 4.2, among NovaStar Mortgage Funding Corporation, the Servicer, the Certificate Administrator and the Trustee. The Agreement was amended to require the Trustee and the Certificate Administrator to promptly distribute income and gains realized from investment of funds held in the Pre-Funding Account to the Certificateholders.

Item 7.        Financial Statements and Exhibits.

         (a)   Financial Statements of Business Acquired: None
               -----------------------------------------

         (b)   Pro Forma Financial Information: None
               -------------------------------

         (c)   Exhibits:
               --------

               4.2 First Amendment to Pooling and Service Agreement, dated as of October 25, 2001, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, First Union National Bank, as certificate administrator, and Citibank, N.A., as trustee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2001

                                      NOVASTAR MORTGAGE FUNDING CORPORATION



                                      By: /s/ Kelly Meinders
                                          --------------------------------------
                                          Kelly Meinders
                                          Vice President

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